UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2012

Premier Exhibitions, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-24452	20-1424922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, Suite 900, Atlanta, GA	30326
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 23, 2012, Premier Exhibitions, Inc. (the "Company") issued a press release regarding its results of operations and financial condition for its fourth quarter and full year ended February 29, 2012. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated May 23, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc. (Registrant)
May 23, 2012 (Date)	/s/ MICHAEL J. LITTLE Michael J. Little Chief Financial Officer